Exhibit 99.1

NVIDIA AI Ecosystem Expands as Marvell Joins Forces Through NVLink

Fusion

Collaboration Delivers Greater Choice and Flexibility for Customers and Fully Compatible with

NVIDIA AI Infrastructure

SANTA CLARA, Calif. – March 31, 2026 – NVIDIA and Marvell Technology, Inc. (NASDAQ: MRVL) today announced a strategic partnership to connect Marvell to the NVIDIA AI factory and AI-RAN ecosystem through NVIDIA NVLink Fusion™ offering customers building on NVIDIA architectures greater choice and flexibility in developing next-generation infrastructure. The companies will also collaborate on silicon photonics technology.

In addition, NVIDIA has invested $2 billion in Marvell.

The partnership builds on NVIDIA NVLink Fusion, a rack-scale platform that enables customers to develop semi-custom AI infrastructure using the NVIDIA NVLink™ ecosystem. Marvell will provide custom XPUs and NVLink Fusion compatible scale-up networking, while NVIDIA will provide the supporting technologies, including Vera CPU, ConnectX® NICs, Bluefield® DPUs, NVLink interconnect and Spectrum-X™ switches, and the rack-scale AI compute.

For customers developing custom XPUs, NVLink Fusion enables a heterogeneous AI infrastructure fully compatible with NVIDIA systems, allowing seamless integration with NVIDIA GPU, LPU, networking and storage platforms while leveraging NVIDIA’s rich technology stack global supply chain ecosystem.

The companies will also partner to transform the world’s telecommunication network into AI infrastructure with NVIDIA Aerial AI-RAN for 5G/6G, and advance world-class networking for AI, including advanced optical interconnect solutions and silicon photonics technology.

“The inference inflection has arrived. Token generation demand is surging, and the world is racing to build AI factories,” said Jensen Huang, founder and CEO of NVIDIA. “Together with Marvell, we are enabling customers to leverage NVIDIA’s AI infrastructure ecosystem and scale to build specialized AI compute.”

“Our expanded partnership with NVIDIA reflects the growing importance of high-speed connectivity, optical interconnect and accelerated infrastructure in scaling AI,” said Matt Murphy, Chairman and CEO of Marvell. “By connecting Marvell’s leadership in high-performance analog, optical DSP, silicon photonics and custom silicon to NVIDIA’s expanding AI ecosystem through NVLink Fusion, we are enabling customers to build scalable, efficient AI infrastructure.”

About Marvell

To deliver the data infrastructure technology that connects the world, we’re building solutions on the most powerful foundation: our partnerships with our customers. Trusted by the world’s leading technology companies for over 30 years, we move, store, process and secure the world’s data with semiconductor solutions designed for our customers’ current needs and future ambitions. Through a process of deep collaboration and transparency, we’re ultimately changing the way tomorrow’s enterprise, cloud and carrier architectures transform—for the better.

About NVIDIA

NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

Marvell Forward-Looking Statements

Marvell and the M logo are trademarks of Marvell or its affiliates. Please visit www.marvell.com for a complete list of Marvell trademarks. Other names and brands may be claimed as the property of others.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to differ materially from those implied by the forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “forecasts,” “targets,” “may,” “can,” “will,” “would” and similar expressions identify such forward-looking statements. Forward-looking statements in this communication may include, but are not limited to, (i) expectations regarding the expected benefits of the partnership, (ii) expectations and beliefs with respect to customers, (iii) expectations regarding the industry in which Marvell operates and trends in such industry and related technologies, and (iv) the expected impact of the partnership on Marvell’s business and financial results. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include risks pertaining to the relationship between Marvell and NVIDIA; the risk of litigation and/or regulatory actions related to the partnership; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements in this press release are also subject to other risks and uncertainties, including those more fully described in Marvell’s filings with the Securities and Exchange Commission (the “SEC”), including Marvell’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 as well as other filings made by Marvell with the SEC from time to time and available at www.sec.gov. Any forward-looking statements contained herein are based on assumptions that Marvell believes to be reasonable as of the date they were made. Marvell undertakes no obligation to update these statements as a result of new information or future events.

NVIDIA Forward-Looking Statements

Certain statements in this press release including, but not limited to, statements as to: token generation demand surging, and the world racing to build AI factories; together with Marvell, NVIDIA enabling customers to leverage its AI infrastructure ecosystem and scale to build specialized AI compute; the benefits, impact, performance, and availability of NVIDIA’s products, services, and technologies; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing product and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

© 2026 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, NVLink, NVLink Fusion, ConnectX, Bluefield, and Spectrum-X are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

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For further information, contact:

Mylene Mangalindan

Corporate Communications

NVIDIA Corporation

press@nvidia.com

Toshiya Hari

Investor Relations

NVIDIA Corporation

toshiyah@nvidia.com

Marvell Investor Relations:

Ashish Saran

Senior Vice President, Investor Relations

408-222-0777

ir@marvell.com

Marvell Media:

pr@marvell.com